Long-Term Debt, net	6 Months Ended
Jun. 30, 2019
Long-Term Debt, net
Long-Term Debt, net

9      Long-Term Debt, net

Long-term debt, net consisted of the following (in thousands):

	Balance as of	Balance as of
Credit Facility	June 30, 2019	December 31, 2018
The Royal Bank of Scotland $475.5 mil. Facility	$466,789	$474,743
HSH Nordbank AG - Aegean Baltic Bank - Piraeus Bank $382.5 mil. Facility	376,001	379,762
Citibank $114 mil. Facility	79,143	110,644
Credit Suisse $171.8 mil. Facility	121,710	167,990
Citibank – Eurobank $37.6 mil. Facility	31,539	35,544
Club Facility $206.2 mil.	147,965	202,439
Sinosure Cexim - Citibank - ABN Amro $203.4 mil. Facility	50,850	61,020
Citibank $123.9 mil. Facility	90,435	122,523
Citibank $120 mil. Facility	107,110	115,973
Fair value of debt	(22,831)	(26,065)
Comprehensive Financing Plan exit fees accrued	21,879	21,583
Total long-term debt	$1,470,590	$1,666,156
Less: Deferred finance costs, net	(38,557)	(44,271)
Less: Current portion	(113,826)	(113,777)
Total long-term debt net of current portion and deferred finance cost	$1,318,207	$1,508,108

Each of the new credit facilities are collateralized by first and second preferred mortgages over the vessels financed, general assignment of all hire freights, income and earnings, the assignment of their insurance policies, as well as any proceeds from the sale of mortgaged vessels, the Company’s investments in ZIM and Hyundai Merchant Marine securities, stock pledges and benefits from corporate guarantees.

As of June 30, 2019, there was no remaining borrowing availability under the Company’s credit facilities. The Company was in compliance with the financial covenants of the credit facilities as of June 30, 2019 and December 31, 2018.

The Sinosure–Cexim–Citibank–ABN Amro Credit Facility provides for semi-annual amortization payments and the New 2018 Credit Facilities provide for quarterly fixed and variable amortization payments, together representing approximately 85% of actual free cash flows from the relevant vessels securing such credit facilities, subject to certain adjustments. The New 2018 Credit Facilities have maturity dates of December 31, 2023 (or in some cases June 30, 2024). The scheduled debt maturities of total long-term debt subsequent to June 30, 2019 are as follows (in thousands):

	Fixed principal		Total
Payments due by period ended	repayments	Final payments*	principal payments
June 30, 2020	$113,826	—	$113,826
June 30, 2021	119,084	—	119,084
June 30, 2022	105,927	—	105,927
June 30, 2023	85,222	—	85,222
June 30, 2024	35,879	$1,011,604	1,047,483
Total long-term debt	$459,938	$1,011,604	$1,471,542

*    The final payments include the unamortized remaining principal debt balances under the New 2018 Credit Facilities, as such amount will be determinable following the fixed amortization. As mentioned above, the Company is also subject to quarterly variable principal amortization based on actual free cash flows, which are included under “Final payments” in this table.

The Company incurred nil and $29.7 million of professional fees related to the refinancing discussions with its lenders reported under “Other income/(expenses), net” in the accompanying condensed consolidated statements of income for the six months ended June 30, 2019 and 2018, respectively.

Unpaid loan amendment fees of $17.8 million and $30.5 million are accrued under “Other current liabilities” and of $7.4 million and $14.8 million are accrued under “Other long-term liabilities” as of June 30, 2019 and December 31, 2018, respectively.